UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY INDIANA, INC.

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Main Street, Plainfield, Indiana 46168

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 8, 2010, Duke Energy (the “Company”) announced the termination of employment of Scott R. Storms, an attorney of the Company and formerly with the Indiana Utility Regulatory Commission, and Michael W. Reed, President of Duke Energy Indiana (“DE Indiana”).  Both of these individuals were placed on administrative leave on October 5, 2010 while the Company conducts an investigation related to the recent hiring of Mr. Storms.

The Company also announced the appointment, effective November 8, 2010, of Douglas F. Esamann as President of DE Indiana.  Mr. Esamann had been interim President of DE Indiana since October 11, 2010.

An internal employee memo related to these matters is attached as Exhibit 99.1 to this filing.

Item 9.01.   Financial Statements and Exhibits.

(d)                               Exhibits.

99.1                           Memo to Duke Energy Employees and Internal Contractors from Jennifer L. Weber, Senior Vice President and Chief Human Resources Officer, dated November 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: November 8, 2010	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

DUKE ENERGY INDIANA, INC.

Date: November 8, 2010	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Memo to Duke Energy Employees and Internal Contractors from Jennifer L. Weber, Senior Vice President and Chief Human Resources Officer, dated November 8, 2010.